(Translation)
Exhibit 3
Amendment to the Securities Registration Statement
June 25, 2009

Rule 802 Legend
This exchange offer or business combination is made for the securities of a foreign company. The offer is subject to disclosure requirements of a foreign country that are different from those of the United States. Financial statements included in the document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.
It may be difficult for you to enforce your rights and any claim you may have arising under the federal securities laws, since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. You may not be able to sue a foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.
You should be aware that the issuer may purchase securities otherwise than under the exchange offer, such as in open market or privately negotiated purchases.

[COVER]

Document to be filed:	Amendment to the Securities Registration Statement (the “Amendment Statement”)

Filed with:	The Director-General of the Hokkaido Local Finance Bureau of the Ministry of Finance Japan

Date of filing:	June 25, 2009

Name of Issuer:	Yukijirushi Megmilk Kabushiki Kaisha

English name:	Megmilk Snow Brand Co., Ltd.

Name and title of representatives:	Minoru Obara, Chairman and Representative Director Tadaaki Kohnose, President and Representative Director

Place at which the head office is located:	1-1, Naebo-cho 6-chome, Higashi-ku, Sapporo City, Hokkaido

Telephone number:	N/A

Administrative person to contact:	Snow Brand Milk Products Co., Ltd.
Kei Kobayashi
General Manager, Business Management Group, Hokkaido Branch
Nippon Milk Community Co., Ltd. Junichi Abe
Executive Manager, Accounting Section

Nearest contact address:	Snow Brand Milk Products Co., Ltd.
13, Honshio-cho, Shinjuku-ku, Tokyo
Nippon Milk Community Co., Ltd.
10-5, Tomihisa-cho, Shinjuku-ku, Tokyo

Telephone number:	Snow Brand Milk Products Co., Ltd.
Tokyo (3226) 2114
Nippon Milk Community Co., Ltd.
Tokyo (5369) 6838

Administrative person to contact:	Snow Brand Milk Products Co., Ltd.
Takao Kanemoto
Section Manager, Accounting Section, Finance Department
Nippon Milk Community Co., Ltd.
Junichi Abe
Executive Manager, Accounting Section

Type of offered securities subject to registration:	Stock

Amount of offering subject to registration:	64,413,452,628 yen

(Note) Because the subscription amount is currently undetermined as of the filing date of this Amendment Statement, the above number is the aggregate sum of shareholders’ equity of Snow Brand Milk Products Co., Ltd. (“Snow Brand Milk Products”) and Nippon Milk Community Co., Ltd. (“Nippon Milk Community”) as of the end of the most recent fiscal year (March 31, 2009). Further, in connection with the acquisition and cancellation of 4,400,000 Class A class shares of Nippon Milk Community planned by Nippon Milk Community by the day before the Effective Date of Share Transfer (as defined below), if the 7,559,200,000 yen needed for the acquisition of those Class A class shares is subtracted from the aggregate, then the aggregate sum is 56,854,252,628 yen.

Place for public inspection:	N/A

1. Reason for filing the Amendment to Registration Statement
Among the items contained in the securities registration statement filed on June 8, 2009, in accordance with the ordinary general meetings for shareholders of Snow Brand Milk Products and Nippon Milk Community and the class shareholders meetings of Nippon Milk Community (common shareholders meeting and Class A shareholders meeting) held on June 24, 2009 concerning the Share Transfer Plan and the securities report of Snow Brand Milk Products filed on June 25, 2009, because there are certain items which should be amended, in order to amend those items this Amendment Statement is being filed.
Also, copies of the minutes of Snow Brand Milk Products’ ordinary general meetings of shareholders and minutes of Nippon Milk Community’s ordinary general meeting of shareholders and class shareholders meetings (common shareholders meeting and Class A shareholders meeting) are added as attachments.
2. Amended Sections in the Regstration Statement
Part I.	Securities Information

I. Offering Guidelines
1.	[Newly Issued Shares]
Part II.	Organizational Restructuring (Tender Offer under the Financial Instruments and Exchange Law of Japan)
I. Summary of Organizational Restructuring (Tender Offer)
1.	[Purpose of Organizational Restructuring]
2. Summary of Megmilk Snow Brand and Relationship between the Company subject to Organizational Restructuring (Nippon Milk Community and Snow Brand Milk Products)
(1) Megmilk Snow Brand Group
b. Details of MEGMILK SNOW BRAND Group
3.	[Contracts regarding the Organizational Restructuring]
1. Outline of the Share Transfer Plan
6.	[Rights of Owners of Securities in Issued Shares of the Reorganized Target Company]

7.	[Reorganization Procedure]
II. Integrated Financial Information
2.	MEGMILK SNOW BRAND after the Completion of the Organizational Restructuring

3.	Subject Company of the Organizational Restructuring (Nippon Milk Community and Snow Brand Milk Products)
Part III.	Corporate Information
I.  Details of the Corporation
2.	[History of MEGMILK SNOW BRAND]

3.	[Details of the Business of MEGMILK SNOW BRAND]
 II. Description of Business
1.	[Summary of Business Results]

2.	[Production, Received Orders and Sales]

5.	[Material Contracts with Respect to Corporate Management]

6.	[Research and Development Activities]

7.	[Analysis of Financial Conditions and Operating Results]

III. Description of Facilities
1.	[Summary of Capital Expenditures]

2.	[Description of Principal Facilities]

3.	[Plans to Construct/Remove Facilities]
V. [Description of Accounts]
Part V. Information on Companies Subject to Organizational Restructuring
I. Matters Concerning Companies Subject to Organizational Restructuring Which Are Continuous Disclosure Companies
(Addition of Attachments)
Copy of minutes of Snow Brand Milk Products’ ordinary general meetings of shareholders (extract copy)
Copy of minutes of Nippon Milk Community’s ordinary general meeting of shareholders (extract copy)
Copy of minutes of Nippon Milk Community’s class shareholders meetings (common shareholders meeting and Class A shareholders meeting) (extract copy)
3. Amended Information
     The amended information is underlined below.

Part I. Securities Information
I. Offering Guidelines
     1. [Newly Issued Shares]
(Before Amendment)

Type	Number of Issued Shares	Details
Common Stock	70,774,507 shares (Note 1, 2, 3, 4)	100 shares per unit The shares will have full voting rights with no restrictions on rights and will become the standard shares of the Company.
(Notes)	1.	The number of issued and outstanding shares is based on the 303,802,153 aggregate number of issued shares of Snow Brand Milk Products (as of end of March 2009), the 10,500,000 aggregate number of issued shares of Nippon Milk Community (as of end of March 2009) and by the day prior to the effective date of the Share Transfer (the “Effective Date of Share Transfer”), 4,400,000 Class A class shares will be acquired and cancelled from the 10,000,000 aggregate number of Class A class issued shares of Nippon Milk Community (as of end of March 2009), and 5,600,000 Class A class shares will remain. Provided that, since Snow Brand Milk Products plans to, by the day prior to the Effective Date of Share Transfer, to the extent practical and as possible cancel the treasury shares owned up to now as well as any treasury shares subsequently acquired, the 2,009,620 treasury shares which Snow Brand Milk Products holds as of the end of March 2009 is excluded from the calculation above. In addition, as the number of shares of treasury stock to be actually cancelled remains undecided at present, the above number of new shares to be delivered by the joint holding Company (the “Company”) may change.

	2.	The planned issuance will go forward in accordance with the share transfer (the “Share Transfer) which is based on the resolution of the board of directors meetings of Snow Brand Milk Products and Nippon Milk Community held on January 27, 2009 (approving execution of the Integration Agreement), the resolution of the board of directors meetings of Snow Brand Milk Products and Nippon Milk Community held on April 9, 2009 (creating the Share Transfer plan) as well as the special resolution of the ordinary general meetings of shareholders of Snow Brand Milk Products and Nippon Milk Community and meeting of holder of class shares of Nippon Milk Community (common shareholders meeting and Class A shareholders meeting) held on June 24, 2009 (approving the Share Transfer Plan).

	3.	Snow Brand Milk Products and Nippon Milk Community plant to apply to newly list the common shares of the Company on the Tokyo Stock Exchange (“Tokyo Stock Exchange”) as well as the Sapporo Securities Exchange (“Sapporo Securities Exchange”)

	4.	The name and address of the exchange organization is as follows:

Name: Japan Securities Depository Center, Inc. Address: 1-1-2, Kayaba-cho, Nihonbashi, Chuo-ku, Tokyo

(After Amendment)

Type	Number of Issued Shares	Details
Common Stock	70,774,507 shares (Note 1, 2, 3, 4)	100 shares per unit The shares will have full voting rights with no restrictions on rights and will become the standard shares of the Company.
(Notes)	1.	The number of issued and outstanding shares is based on the 303,802,153 aggregate number of issued shares of Snow Brand Milk Products (as of end of March 2009), the 10,500,000 aggregate number of issued shares of Nippon Milk Community (as of end of March 2009) and by the day prior to the effective date of the Share Transfer (the “Effective Date of Share Transfer”), 4,400,000 Class A class shares will be acquired and cancelled from the 10,000,000 aggregate number of Class A class issued shares of Nippon Milk Community (as of end of March 2009), and 5,600,000 Class A class shares will remain. Provided that, since Snow Brand Milk Products plans to, by the day prior to the Effective Date of Share Transfer, to the extent practical and as possible cancel the treasury shares owned up to now as well as any treasury shares subsequently acquired, the 2,009,620 treasury shares which Snow Brand Milk Products holds as of the end of March 2009 is excluded from the calculation above. In addition, as the number of shares of treasury stock to be actually cancelled remains undecided at present, the above number of new shares to be delivered by the joint holding Company (the “Company”) may change.

	2.	The planned issuance will go forward in accordance with the share transfer (the “Share Transfer) which is based on the resolution of the board of directors meetings of Snow Brand Milk Products and Nippon Milk Community held on January 27, 2009 (approving execution of the Integration Agreement), the resolution of the board of directors meetings of Snow Brand Milk Products and Nippon Milk Community held on April 9, 2009 (creating the Share Transfer plan) as well as the special resolution of the ordinary general meetings of shareholders of Snow Brand Milk Products and Nippon Milk Community and meeting of holder of class shares of Nippon Milk Community (common shareholders meeting and Class A shareholders meeting) actually held on June 24, 2009 (approving the Share Transfer Plan).

	3.	Snow Brand Milk Products and Nippon Milk Community plant to apply to newly list the common shares of the Company on the Tokyo Stock Exchange (“Tokyo Stock Exchange”) as well as the Sapporo Securities Exchange (“Sapporo Securities Exchange”)

	4.	The name and address of the exchange organization is as follows:

Name: Japan Securities Depository Center, Inc. Address: 1-1-2, Kayaba-cho, Nihonbashi, Chuo-ku, Tokyo

Part II. Organizational Restructuring (Tender Offer under the Financial Instruments and Exchange Law of Japan)
I. Summary of Organizational Restructuring (Tender Offer)
1. [Purpose of Organizational Restructuring]
2.	Summary of Megmilk Snow Brand and Relationship between the Companies subject to Organizational Restructuring (Nippon Milk Community and Snow Brand Milk Products)
(1)	Megmilk Snow Brand Group
b. Details of MEGMILK SNOW BRAND Group
(Before Amendment)
The status of the Company, Snow Brand Milk Products as well as Nippon Milk Community is as follows.
Snow Brand Milk Products and Nippon Milk Community agree to establish the Company as the parent company wholly established through share transfer as a result of this Share Transfer as of October, 1, 2009 (scheduled), subject to the approval at the respective ordinary general meetings of shareholders as well as approval at a class shareholders meeting of Nippon Milk Community (common shareholders meeting as well as a Class A shareholders meeting).
(Omitted)
Snow Brand Milk Products
(Omitted)
Related Companies (March 31, 2009)

			Paid-in		Percentage	Relations
			Capital	Main	of Voting	hip
	Name	Address	(million yen)	business	Rights (%)	Details
(Consolidated Subsidiary Companies)

(1)	Snow Brand Seed Co., Ltd. (Note) 3, (Note) 4	Atsubetsu-ku, Sapporo City	4,643	Feeds and seeds business	100.00	Translation omitted.

(2)	Bean Stalk Snow Co., Ltd.	Higashi-ku, Sapporo City	500	Food business	80.00

(3)	Yatsugatake Milk Products Co., Ltd. (Note) 3	Chino City, Nagano	60	Food business	100.00

(4)	CRESCO Corporation	Kita-ku, Tokyo	38	Other business	100.00

(5)	Kohnan Oils and Fats Mfg. Co., Ltd. (Note) 3	Higashinada-ku, Kobe City	100	Food business	51.00

(6)	Snow Brand Parlor Co., Ltd.	Chuo-ku, Sapporo City	30	Other business	100.00 (6.67)

(7)	CHESCO Ltd.	Shinjuku-ku, Tokyo	472	Food business	90.91

			Paid-in		Percentage	Relations
			Capital	Main	of Voting	hip
	Name	Address	(million yen)	business	Rights (%)	Details
(8)	YBS Co., Ltd.	Shinjuku-ku, Tokyo	30	Other business	100.00

(9)	SI System Corporation (Note) 5	Shibuya-ku, Tokyo	200	Food business Other business	75.50 (10.50)

(10)	Nichiraku Kikai Co., Ltd.	Ebetsu City, Hokkaido	50	Other business	53.00

(11)	Snow Brand Australia Pty., Ltd. (Note) 3	Melbourne, Victoria, Australia	A$21,882 thousand	Food business	100.00

(12)	Snow Brand Taiwan Co., Ltd.	Taipei City, The Republic of China	NT$7,000 thousand	Food business	100.00

(13)	ROYAL FARM LTD. (Note) 6	Towada City, Aomori	10	Other business	44.50 (44.50)

(14)	DOTO FEED CORPORATION	Kushiro City, Hokkaido	300	Feeds and seeds business	60.00 (60.00)

(Non-consolidated subsidiaries to which the equity method is applied)

(15)	Snow Brand Thailand Co., Ltd. (Note) 6	Bangkok City, Kingdom of Thailand	BT8,500 thousand	Food business	49.00 (16.00)

(16)	Rakuno Shinko Co., Ltd.	Ebetsu City, Hokkaido	10	Other business	100.00 (100.00)

(Affiliated companies to which the equity method is applied)

(17)	EN Otsuka Pharmaceutical Co., Ltd.	Hanamaki City, Iwate	1,510	Food business	40.00

(18)	Nippon Milk Community Co., Ltd.	Shinjuku-ku, Tokyo	14,188	Food business	30.00

(19)	Kitaami Unyu Co., Ltd.	Abashiri City, Hokkaido	14	Other business	31.25

(20)	Fuji Foods Corporation	Yamanashi City, Yamanashi	24	Food business	50.00

(21)	Nippon Port Sangyo Co., Ltd.	Higashinada-ku, Kobe City	500	Other business	30.00

(22)	Nihon Dairy Products Trading Co., Ltd.	Chiyoda-ku, Tokyo	150	Other business	30.13

(23)	Societe d’Exploitation et de Participation Viti-Vinicole (S.E.P.V.) (Note) 7	Beaune City, French Republic	EURO20,705thousand	Food business	19.31

(24)	Amino Up Chemical Co., Ltd.	Kiyota-ku, Sapporo City	369	Other business	32.80 (32.80)
(Notes)	1.	The column “Main business” records the names of the types of different business segments. Also, “Other business” includes packaging materials, placement products, the joint delivery center, etc.

	2.	The column “Percentage of Voting Rights” includes indirect ownership.

	3.	This is a specified subsidiary.

	4.	In regard to Snow Seed Co., Ltd., its sales (excluding reciprocal internal sales within the consolidated companies) exceed 10% of the consolidated sales.

Material Profit and Loss Information, etc.	(1) Sales	JPY 45,901,000,000
(Non-consolidated Profit and Loss	(2) Ordinary Income	JPY 325,000,000
Information, etc. of Snow Seed Co., Ltd as of March 31, 2008 Consolidated	(3) Current Net Income	JPY 57,000,000
Accounting Fiscal Year)	(4) Net Assets	JPY 20,874,000,000
	(5) Total Assets	JPY 33,880,000,000
5.	In regard to SI System Corporation, its sales (excluding reciprocal internal sales within the consolidated companies) exceed 10% of the consolidated sales.

Material Profit and Loss Information, etc.	(1) Sales	JPY 68,101,000,000
(Non-consolidated Profit and Loss	(2) Ordinary Income	JPY 1,176,000,000
Information, etc. of SI System	(3) Current Net Income	JPY 672,000,000
Corporation as of March 31, 2008	(4) Net Assets	JPY 3,254,000,000
Consolidated Accounting Fiscal Year))	(5) Total Assets	JPY 8,163,000,000
6.	The equity held is below 50/100ths but these companies are considered to be subsidiaries because these are substantially controlled by Snow Brand Milk Products.

7.	The equity held is below 20/200ths but because Snow Brand Milk Products has substantial influence it is listed as an affiliate.
(Omitted)
(After Amendment)
The status of the Company, Snow Brand Milk Products as well as Nippon Milk Community is as follows.
Snow Brand Milk Products and Nippon Milk Community agreed to establish the Company as the parent company wholly established through share transfer as a result of this Share Transfer as of October, 1, 2009 (scheduled).
(Omitted)
Snow Brand Milk Products
(Omitted)

			Paid-in		Percentage	Relations
			Capital	Main	of Voting	hip
	Name	Address	(million yen)	business	Rights (%)	Details
(Consolidated Subsidiary Companies)

(1)	Snow Brand Seed Co., Ltd. (Note) 3, (Note) 4	Atsubetsu-ku, Sapporo City	4,643	Feeds and seeds business	100.00	Translation omitted.

(2)	Bean Stalk Snow Co., Ltd.	Higashi-ku, Sapporo City	500	Food business	80.00

			Paid-in		Percentage	Relations
			Capital	Main	of Voting	hip
	Name	Address	(million yen)	business	Rights (%)	Details
(3)	Yatsugatake Milk Products Co., Ltd. (Note) 3	Chino City, Nagano	60	Food business	100.00

(4)	CRESCO Corporation	Kita-ku, Tokyo	38	Other business	100.00

(5)	Kohnan Oils and Fats Mfg. Co., Ltd. (Note) 3	Higashinada-ku, Kobe City	100	Food business	51.00

(6)	Snow Brand Parlor Co., Ltd.	Chuo-ku, Sapporo City	30	Other business	100.00 (6.67)

(7)	CHESCO Ltd.	Shinjuku-ku, Tokyo	472	Food business	90.91

(8)	YBS Co., Ltd.	Shinjuku-ku, Tokyo	30	Other business	100.00

(9)	SI System Corporation (Note) 5	Shibuya-ku, Tokyo	200	Food business Other business	75.50 (10.50)

(10)	Nichiraku Kikai Co., Ltd.	Ebetsu City, Hokkaido	50	Other business	53.00

(11)	Snow Brand Australia Pty., Ltd. (Note) 3	Melbourne, Victoria, Australia	A$21,882 thousand	Food business	100.00

(12)	Snow Brand Taiwan Co., Ltd.	Taipei City, The Republic of China	NT$7,000 thousand	Food business	100.00

(13)	ROYAL FARM LTD. (Note) 6	Towada City, Aomori	10	Other business	44.50 (44.50)

(14)	DOTO FEED CORPORATION	Kushiro City, Hokkaido	300	Feeds and seeds business	60.00 (60.00)

(Non-consolidated subsidiaries to which the equity method is applied)

(15)	Snow Brand Thailand Co., Ltd. (Note) 6	Bangkok City, Kingdom of Thailand	BT8,500 thousand	Food business	49.00 (16.00)

(16)	Rakuno Shinko Co., Ltd.	Ebetsu City, Hokkaido	10	Other business	100.00 (100.00)

(Affiliated companies to which the equity method is applied)

(17)	EN Otsuka Pharmaceutical Co., Ltd.	Hanamaki City, Iwate	1,510	Food business	40.00

(18)	Nippon Milk Community Co., Ltd.	Shinjuku-ku, Tokyo	14,188	Food business	30.00

(19)	Kitaami Unyu Co., Ltd.	Abashiri City, Hokkaido	14	Other business	31.25

(20)	Fuji Foods Corporation	Yamanashi City, Yamanashi	24	Food business	50.00

(21)	Nippon Port Sangyo Co., Ltd.	Higashinada-ku, Kobe City	500	Other business	30.00

(22)	Nihon Dairy Products Trading Co., Ltd.	Chiyoda-ku, Tokyo	150	Other business	30.13

			Paid-in		Percentage	Relations
			Capital	Main	of Voting	hip
	Name	Address	(million yen)	business	Rights (%)	Details
(23)	Societe d’Exploitation et de Participation Viti-Vinicole (S.E.P.V.) (Note) 7	Beaune City, French Republic	EURO20,705thousand	Food business	19.31

(24)	Amino Up Chemical Co., Ltd.	Kiyota-ku, Sapporo City	369	Other business	32.80 (32.80)
(Notes)	1.	The column “Main business” records the names of the types of different business segments. Also, “Other business” includes packaging materials, placement products, the joint delivery center, etc.

	2.	The column “Percentage of Voting Rights” includes indirect ownership.

	3.	This is a specified subsidiary.

	4.	In regard to Snow Seed Co., Ltd., its sales (excluding reciprocal internal sales within the consolidated companies) exceed 10% of the consolidated sales.

Material Profit and Loss Information, etc.	(1) Sales	JPY 52,279,000,000
(Non-consolidated Profit and Loss	(2) Ordinary Income	JPY (364,000,000)
Information, etc. of Snow Seed Co., Ltd as of March 31, 2009 Consolidated	(3) Current Net Income	JPY (381,000,000)
Accounting Fiscal Year)	(4) Net Assets	JPY 19,781,000,000
	(5) Total Assets	JPY 33,674,000,000
5.	In regard to SI System Corporation, its sales (excluding reciprocal internal sales within the consolidated companies) exceed 10% of the consolidated sales.

Material Profit and Loss Information, etc.	(1) Sales	JPY 67,555,000,000
(Non-consolidated Profit and Loss	(2) Ordinary Income	JPY 1,031,000,000
Information, etc. of SI System	(3) Current Net Income	JPY 604,000,000
Corporation as of March 31, 2009	(4) Net Assets	JPY 3,759,000,000
Consolidated Accounting Fiscal Year))	(5) Total Assets	JPY 8,563,000,000
6.	The equity held is below 50/100ths but these companies are considered to be subsidiaries because these are substantially controlled by Snow Brand Milk Products.

7.	The equity held is below 20/200ths but because Snow Brand Milk Products has substantial influence it is listed as an affiliate.
(Omitted)

   3. [Contracts regarding the Organizational Restructuring]
      1. Outline of the Share Transfer Plan
(Before Amendment)
           Subject to approval at the ordinary general meetings of shareholders of both Snow Brand Milk Products and Nippon Milk Community, as well as the approval of the class shareholders of Nippon Milk Community (common shareholders meeting and Class A shareholders meeting), on October 1, 2009 (scheduled) Snow Brand Milk Products and Nippon Milk Community plan to incorporate the Company through the joint share transfer method and integrate the companies in accordance with the integration agreement executed on January 27, 2009. The contents of the Share Transfer Plan, wherein the Company will become the wholly-owning parent company, Snow Brand Milk Products and Nippon Milk Community will become wholly owned subsidiaries through the Share Transfer, was prepared at the board of directors meeting of both companies held on April 9. 2009.
           In accordance with the Share Transfer Plan, 0.2 common shares of the Company will be allocated and delivered per common share of Snow Brand Milk Products, 0.48 common shares of the Company will be allocated and delivered per common share of Nippon Milk Community and 0.96 common shares of the Company will be allocated and delivered per Class A class share of Nippon Milk Community. In regard to the Share Transfer Plan, it is planned to request a resolution approving the Share Transfer Plan at the ordinary general meetings of shareholders of Snow Brand Milk Products and Nippon Milk Community as well as the class shareholders meeting of Nippon Milk Community (common shareholders meeting and Class A shareholders meeting) all of which are scheduled to be held on June 24, 2009. In addition, the Share Transfer Plan sets forth the Company’s trade name, location of head office, officers, capital and reserve amounts, listing of shares, share registrar, etc. (For details, please refer to the description in “2. Contents of the Share Transfer Plan” below.)
(After Amendment)
           On October 1, 2009 (scheduled) Snow Brand Milk Products and Nippon Milk Community plan to incorporate the Company through the joint share transfer method and integrate the companies in accordance with the integration agreement executed on January 27, 2009. The contents of the Share Transfer Plan, wherein the Company will become the wholly-owning parent company, Snow Brand Milk Products and Nippon Milk Community will become wholly owned subsidiaries through the Share Transfer, was prepared at the board of directors meeting of both companies held on April 9. 2009. The Share Transfer Plan was approved at the ordinary general meetings of shareholders of Snow Brand Milk Products and Nippon Milk Community as well as the class shareholders meetings of Nippon Milk Community (common shareholders meeting and Class A shareholders meeting) all of which were held on June 24, 2009.
           In accordance with the Share Transfer Plan, 0.2 common shares of the Company will be allocated and delivered per common share of Snow Brand Milk Products, 0.48 common shares of the Company will be allocated and delivered per common share of Nippon Milk Community and 0.96 common shares of the Company will be allocated and delivered per Class A class share of Nippon Milk Community. In addition, the Share Transfer Plan sets forth the Company’s trade name, location of head office, officers, capital and reserve amounts, listing of shares, share registrar, etc. (For details, please refer to the description in “2. Contents of the Share Transfer Plan” below.)

6. [Rights of Owners of Securities in Issued Shares of the Reorganized Target Company]
(Before Amendment)
1) Method of Exercising Purchase Claim Rights
Snow Brand Milk Products (common shareholders)
For the common shareholders of Snow Brand Milk Products, in regard to the common shares owned in Snow Brand Milk Products, in order to exercise the stock purchase claim rights of shareholders provided for in Article 806 of the Corporation Law against Snow Brand Milk Products, the shareholders must provide notice of their objection to the Share Transfer Plan to Snow Brand Milk Products in advance of the ordinary general meeting of shareholders scheduled to be held on June 24, 2009 and must object to the Share Transfer Plan at that ordinary general meeting of shareholders. The stock purchase claim rights of shareholders must be exercised by disclosing the number of shares relating to such stock purchase claim within 20 days from the day of the individual notice made under Article 806, paragraph 3 of the Corporation Law or the public notice made under Article 806, paragraph 4, which is made within 2 weeks of the resolution date at the general meeting of shareholders (June 24, 2009).
Nippon Milk Community (common shareholders)
For the common shareholders of Nippon Milk Community, in regard to the common shares owned in Nippon Milk Community, in order to exercise the stock purchase claim rights of shareholders provided for in Article 806 of the Corporation Law against Nippon Milk Community, the common shareholders must provide notice of their objection to the Share Transfer Plan to Nippon Milk Community in advance of the ordinary general meeting of shareholders and class shareholders meeting (common shareholders meeting) scheduled to be held on June 24, 2009 and must object to the Share Transfer Plan at both the ordinary general meeting of shareholders and class shareholders meeting (common shareholders meeting). The stock purchase claim rights of shareholders must be exercised by disclosing the number of shares relating to such stock purchase claim within 20 days from the day of the individual notice made under Article 806, paragraph 3 of the Corporation Law or the public notice made under Article 806, paragraph 4, which is made within 2 weeks of the resolution date at the general meeting of shareholders (June 24, 2009).
Nippon Milk Community (Class A Shareholders)
For the Class A Shareholders of Nippon Milk Community, in regard to the Class A class shares owned in Nippon Milk Community, in order to exercise the stock purchase claim rights of shareholders provided for in Article 806 of the Corporation Law against Nippon Milk Community, the Class A Shareholders must provide notice of their objection to the Share Transfer Plan to Nippon Milk Community in advance of class shareholders meeting (Class A shareholders meeting) scheduled to be held on June 24, 2009, and must object to the Share Transfer Plan at that class shareholders meeting (Class A shareholders meeting). The stock purchase claim rights of shareholders must be exercised by disclosing the number of shares relating to such stock purchase claim within 20 days from the day of the individual notice made under Article 806, paragraph 3 of the Corporation Law or the public notice under Article 806, paragraph 4, which is made within 2 weeks of the resolution date at the general meeting of shareholders (June 24, 2009).
2) Method of Exercising Voting Rights
Snow Brand Milk Products
The method to exercise the voting rights is by attendance and voting at the ordinary general meeting of shareholders scheduled to be held on June 24, 2009 (further, shareholders may appoint one other Snow Brand Milk Products shareholder as proxy and exercise their voting rights in that way. In that case, the shareholder and the proxy must present documentation evidencing the proxy rights together with the shareholder’s voting documents for the shareholder and for the proxy). Also, the shareholders may exercise their voting rights by mail or by electronic means (internet, etc.), in which case they must exercise their voting right by 6:00 P.M. June 23, 2009.
When exercising voting rights by mail, it is necessary to enclose the reference documents for the shareholders meeting indicating a “yes” or “no” vote and mail the documents such that the documents arrive at Snow Brand Milk Products by 6:00 P.M. June 23, 2009. If a shareholder vote has no writing indicating whether the vote was “yes”, “no” or “abstaining” on the voting documentation, in such cases it will be treated as a “yes” vote.
In regard to exercising voting rights by electronic means (internet, etc.), shareholders must log in to the website designated by Snow Brand Milk Products using the “Password” and “Code for Exercising Voting Rights” indicated on the voting documentation referenced above and, following the instructions on the screen, record their vote either for or against each of the agenda items within the time frame specified above. Institutional investors who have previously registered to use the electronic voting platform administered by ICJ, Inc. may use that platform as a method to exercise their voting rights electronically at the shareholders meeting of Snow Brand Milk Products.
Further, in cases of duplication with voting by mail and voting by electronic means (internet, etc.) voting by electronic means will be treated as the effective vote. Also, if a voting right has been exercised multiple times by electronic means (internet, etc.) the last vote will be treated as the effective vote.
If a single shareholder owns multiple voting rights, it is possible for the shareholder to exercise those voting rights non-uniformly. However, such shareholders must provide written notice explaining the reason why they will exercise their voting rights non-uniformly to the manager of the shareholders register (Mizuho Trust & Banking Co., Ltd., Stock Transfer Agency Department) at least three days in advance of the shareholders meeting.
Nippon Milk Community
The method to exercise the voting rights is by attendance and voting at the ordinary general meeting of shareholders scheduled to be held on June 24, 2009 (further, shareholders may appoint one other Nippon Milk Community shareholder as proxy and exercise their voting rights that way. In that case, the shareholder or the proxy must present to Nippon Milk Community documentation evidencing the proxy).
Also, the shareholders may exercise their voting rights by attendance of the class shareholders meeting (common shareholders and Class A shareholders meetings) scheduled to be held on June 24, 2009. Further, the shareholders of Nippon Milk Community may exercise their voting rights by appointing another shareholder with voting rights to act as proxy and in such cases the shareholder or the proxy must provide Nippon Milk Community with the documentation evidencing the proxy.
(Omitted)
(After Amendment)
1) Method of Exercising Purchase Claim Rights
Snow Brand Milk Products (common shareholders)
For the common shareholders of Snow Brand Milk Products, in regard to the common shares owned in Snow Brand Milk Products, in order to exercise the stock purchase claim rights of shareholders provided for in Article 806 of the Corporation Law against Snow Brand Milk Products, the shareholders must provide notice of their objection to the Share Transfer Plan to Snow Brand Milk Products in advance of the ordinary general meeting of shareholders held on June 24, 2009 and must object to the Share Transfer

Plan at that ordinary general meeting of shareholders. The stock purchase claim rights of shareholders must be exercised by disclosing the number of shares relating to such stock purchase claim within 20 days from the day of the individual notice made under Article 806, paragraph 3 of the Corporation Law or the public notice made under Article 806, paragraph 4, which is made within 2 weeks of the resolution date at the general meeting of shareholders (June 24, 2009).
Nippon Milk Community (common shareholders)
For the common shareholders of Nippon Milk Community, in regard to the common shares owned in Nippon Milk Community, in order to exercise the stock purchase claim rights of shareholders provided for in Article 806 of the Corporation Law against Nippon Milk Community, the common shareholders must provide notice of their objection to the Share Transfer Plan to Nippon Milk Community in advance of the ordinary general meeting of shareholders and class shareholders meeting (common shareholders meeting) held on June 24, 2009 and must object to the Share Transfer Plan at both the ordinary general meeting of shareholders and class shareholders meeting (common shareholders meeting). The stock purchase claim rights of shareholders must be exercised by disclosing the number of shares relating to such stock purchase claim within 20 days from the day of the individual notice made under Article 806, paragraph 3 of the Corporation Law or the public notice made under Article 806, paragraph 4, which is made within 2 weeks of the resolution date at the general meeting of shareholders (June 24, 2009).
Nippon Milk Community (Class A Shareholders)
For the Class A Shareholders of Nippon Milk Community, in regard to the Class A class shares owned in Nippon Milk Community, in order to exercise the stock purchase claim rights of shareholders provided for in Article 806 of the Corporation Law against Nippon Milk Community, the Class A Shareholders must provide notice of their objection to the Share Transfer Plan to Nippon Milk Community in advance of class shareholders meeting (Class A shareholders meeting) held on June 24, 2009, and must object to the Share Transfer Plan at that class shareholders meeting (Class A shareholders meeting). The stock purchase claim rights of shareholders must be exercised by disclosing the number of shares relating to such stock purchase claim within 20 days from the day of the individual notice made under Article 806, paragraph 3 of the Corporation Law or the public notice under Article 806, paragraph 4, which is made within 2 weeks of the resolution date at the general meeting of shareholders (June 24, 2009).
2) Method of Exercising Voting Rights
Snow Brand Milk Products
The method to exercise the voting rights is by attendance and voting at the ordinary general meeting of shareholders held on June 24, 2009 (further, shareholders may appoint one other Snow Brand Milk Products shareholder as proxy and exercise their voting rights in that way. In that case, the shareholder and the proxy must present documentation evidencing the proxy rights together with the shareholder’s voting documents for the shareholder and for the proxy). Also, the shareholders may exercise their voting rights by mail or by electronic means (internet, etc.), in which case they must exercise their voting right by 6:00 P.M. June 23, 2009.
When exercising voting rights by mail, it is necessary to enclose the reference documents for the shareholders meeting indicating a “yes” or “no” vote and mail the documents such that the documents arrive at Snow Brand Milk Products by 6:00 P.M. June 23, 2009. If a shareholder vote has no writing indicating whether the vote was “yes”, “no” or “abstaining” on the voting documentation, in such cases it will be treated as a “yes” vote.
In regard to exercising voting rights by electronic means (internet, etc.), shareholders must log in to the website designated by Snow Brand Milk Products using the “Password” and “Code for Exercising Voting Rights” indicated on the voting documentation referenced above and, following the instructions on the screen, record their vote either for or against each of the agenda items within the time frame specified above. Institutional investors who have previously registered to use the electronic voting platform administered by ICJ, Inc. may use that platform as a method to exercise their voting rights electronically at the shareholders meeting of Snow Brand Milk Products.
Further, in cases of duplication with voting by mail and voting by electronic means (internet, etc.) voting by electronic means will be treated as the effective vote. Also, if a voting right has been exercised multiple times by electronic means (internet, etc.) the last vote will be treated as the effective vote.
If a single shareholder owns multiple voting rights, it is possible for the shareholder to exercise those voting rights non-uniformly. However, such shareholders must provide written notice explaining the reason why they will exercise their voting rights non-uniformly to the manager of the shareholders register (Mizuho Trust & Banking Co., Ltd., Stock Transfer Agency Department) at least three days in advance of the shareholders meeting.
Nippon Milk Community
The method to exercise the voting rights is by attendance and voting at the ordinary general meeting of shareholders held on June 24, 2009 (further, shareholders may appoint one other Nippon Milk Community shareholder as proxy and exercise their voting rights that way. In that case, the shareholder or the proxy must present to Nippon Milk Community documentation evidencing the proxy).
Also, the shareholders may exercise their voting rights by attendance of the class shareholders meeting (common shareholders and Class A shareholders meetings) held on June 24, 2009. Further, the shareholders of Nippon Milk Community may exercise their voting rights by appointing another shareholder with voting rights to act as proxy and in such cases the shareholder or the proxy must provide Nippon Milk Community with the documentation evidencing the proxy.
(Omitted)

7. [Reorganization Procedure]
(Before Amendment)
1. Summary and Method of Inspecting Documents Prepared in accordance with the Corporation Law Regarding the Reorganization.
In regard to the Share Transfer, in accordance with Article 803, paragraph 1 the Corporation Law as well as Article 206 the Corporation Law Enforcement Regulations (i) the share transfer plan; (ii) the matters concerning the appropriateness of those items specified in Article 773, paragraph 1, items 5 and 6 of the Corporation Law; as well as (iii) the contents of the financial statements of Snow Brand Milk Products and Nippon Milk Community for the last fiscal year, those documents will be kept at the headquarters of Snow Brand Milk Products and Nippon Milk Community from June 9, 2009. Also, (iv) when items arising which may have a material influence on the status of company assets after the last day of the most recent fiscal year of Snow Brand Milk Products and Nippon Milk Community, the contents of those items will be placed as an addition to those documents.
The share transfer plan in item (i) above is the Share Transfer Plan approved at the board of directors meetings held on April 9, 2009 held at Snow Brand Milk Products and Nippon Milk Community. The document in item (ii) is a document explaining the appropriateness of the share transfer share ratio and the basis for calculation of the share transfer ratio as well as the amounts of capital and reserves of the Company in the Share Transfer Plan. The documents in item (iii) are the documents relating to the financial statements of Snow Brand Milk Products and Nippon Milk Community for the fiscal year ended on March 31, 2009. The documents in item (iv) record the items that may have a material influence on the status of company assets of Snow Brand Milk Products and Nippon Milk Community after the last day of March 2009. These documents may be viewed at the headquarters of Snow Brand Milk Products and Nippon Milk Community.
2. Shareholders Meeting’s, etc., Reorganization related Procedural Method and Schedule

January 27, 2009:	Meeting of the Board of Directors to approve the conclusion of the Integration Agreement (both companies)

January 27, 2009:	Conclusion of the Integration Agreement (both companies)

March 31, 2009:	Record date for the Ordinary General Meeting of Shareholders (both companies)

April 9, 2009:	Meeting of the Board of Directors to resolve the Share Transfer (both companies)

April 9, 2009:	Preparation of the Share Transfer Plan (both companies)

June 24, 2009 (expected):	Ordinary General Meeting of Shareholders to approve of the Share Transfer Plan (both companies)

June 24, 2009 (expected):	General Meeting of Holders of Class Shares to approve of the Share Transfer Plan (Nippon Milk Community)

September 25, 2009 (expected):	Date of delisting of shares from the Tokyo Stock Exchange (Snow Brand Milk Products)

September 25, 2009 (expected):	Date of delisting of shares from the Sapporo Securities Exchange (Snow Brand Milk Products)

October 1, 2009 (expected):	Date of registration of incorporation of the Company (the Effective Date of Share Transfer)

October 1, 2009 (expected):	Date of listing of shares of the Company
However, should any unavoidable event occur in the course of the procedures hereafter, Snow Brand Milk Products and Nippon Milk Community may change the above schedule upon mutual consultation.

3.	Method of Exercising Purchase Claim Rights upon Reorganization by Owners of Shares of Reorganizing Company
Snow Brand Milk Products (common shareholders)
For the common shareholders of Snow Brand Milk Products, in regard to the common shares owned in Snow Brand Milk Products, in order to exercise the stock purchase claim rights of shareholders provided for in Article 806 of the Corporation Law against Snow Brand Milk Products, the shareholders must provide notice of their objection to the Share Transfer Plan to Snow Brand Milk Products in advance of the ordinary general meeting of shareholders scheduled to be held on June 24, 2009, and must object to the Share Transfer Plan at that ordinary general meeting of shareholders. The stock purchase claim rights of shareholders must be exercised by disclosing the number of shares relating to such stock purchase claim within 20 days from the day of the individual notice made under Article 806, paragraph 3 of the Corporation Law or the public notice under Article 806, paragraph 4, which is made within 2 weeks of the resolution date at the general meeting of shareholders (June 24, 2009).
Nippon Milk Community (common shareholders)
For the common shareholders of Nippon Milk Community, in regard to the common shares owned in Nippon Milk Community, in order to exercise the stock purchase claim rights of shareholders provided for in Article 806 of the Corporation Law against Nippon Milk Community, the common shareholders must provide notice of their objection to the Share Transfer Plan to Nippon Milk Community in advance of the ordinary general meeting of shareholders and class shareholders meeting (common shareholders meeting) scheduled to be held on June 24, 2009, and must object to the Share Transfer Plan at both the ordinary general meeting of shareholders and the class shareholders meeting (common shareholders meeting). The stock purchase claim rights of shareholders must be exercised by disclosing the number of shares relating to such stock purchase claim within 20 days from the day of the individual notice made under Article 806, paragraph 3 of the Corporation Law or the public notice under Article 806, paragraph 4, which is made within 2 weeks of the resolution date at the general meeting of shareholders (June 24, 2009).
Nippon Milk Community (Class A Shareholders)
For the Class A Shareholders of Nippon Milk Community, in regard to the Class A class shares owned in Nippon Milk Community, in order to exercise the stock purchase claim rights of shareholders provided for in Article 806 of the Corporation Law against Nippon Milk Community, the Class A Shareholders must provide notice of their objection to the Share Transfer Plan to Nippon Milk Community in advance of the ordinary general meeting of shareholders and class shareholders meeting (Class A shareholders meeting) scheduled to be held on June 24, 2009, and must object to the Share Transfer Plan at that class shareholders meeting (Class A shareholders meeting). The stock purchase claim rights of shareholders must be exercised by disclosing the number of shares relating to such stock purchase claim within 20 days from the day of the individual notice made under Article 806, paragraph 3 of the Corporation Law or the public notice under Article 806, paragraph 4, which is made within 2 weeks of the resolution date at the general meeting of shareholders (June 24, 2009).
(After Amendment)
1. Summary and Method of Inspecting Documents Prepared in accordance with the Corporation Law Regarding the Reorganization.
In regard to the Share Transfer, in accordance with Article 803, paragraph 1 the Corporation Law as well as Article 206 the Corporation Law Enforcement Regulations (i) the share transfer plan; (ii) the matters concerning the appropriateness of those items specified in Article 773, paragraph 1, items 5 and 6 of the Corporation Law; as well as (iii) the contents of the financial statements of Snow Brand Milk Products and Nippon Milk Community for the last fiscal year, those documents are being kept at the headquarters of Snow Brand Milk Products and Nippon Milk Community from June 9, 2009. Also, (iv) when items arising which may have a material influence on the status of company assets after the last day of the most recent fiscal year of Snow Brand Milk Products and Nippon Milk Community, the contents of those items will be placed as an addition to those documents.
The share transfer plan in item (i) above is the Share Transfer Plan approved at the board of directors meetings held on April 9, 2009 held at Snow Brand Milk Products and Nippon Milk Community. The document in item (ii) is a document explaining the appropriateness of the share transfer share ratio and the basis for calculation of the share transfer ratio as well as the amounts of capital and reserves of the Company in the Share Transfer Plan. The documents in item (iii) are the documents relating to the financial statements of Snow Brand Milk Products and Nippon Milk Community for the fiscal year ended on March 31, 2009. The documents in item (iv) record the items that may have a material influence on the status of company assets of Snow Brand Milk Products and Nippon Milk Community after the last day of March 2009. These documents may be viewed at the headquarters of Snow Brand Milk Products and Nippon Milk Community.
2. Shareholders Meeting’s, etc., Reorganization related Procedural Method and Schedule

January 27, 2009:	Meeting of the Board of Directors to approve the conclusion of the Integration Agreement (both companies)

January 27, 2009:	Conclusion of the Integration Agreement (both companies)

March 31, 2009:	Record date for the Ordinary General Meeting of Shareholders (both companies)

April 9, 2009:	Meeting of the Board of Directors to resolve the Share Transfer (both companies)

April 9, 2009:	Preparation of the Share Transfer Plan (both companies)

June 24, 2009:	Ordinary General Meeting of Shareholders to approve of the Share Transfer Plan (both companies)

June 24, 2009:	General Meeting of Holders of Class Shares to approve of the Share Transfer Plan (Nippon Milk Community)

September 25, 2009 (expected):	Date of delisting of shares from the Tokyo Stock Exchange (Snow Brand Milk Products)

September 25, 2009 (expected):	Date of delisting of shares from the Sapporo Securities Exchange (Snow Brand Milk Products)

October 1, 2009 (expected):	Date of registration of incorporation of the Company (the Effective Date of Share Transfer)

October 1, 2009 (expected):	Date of listing of shares of the Company
However, should any unavoidable event occur in the course of the procedures hereafter, Snow Brand Milk Products and Nippon Milk Community may change the above schedule upon mutual consultation.
3.	Method of Exercising Purchase Claim Rights upon Reorganization by Owners of Shares of Reorganizing Company
Snow Brand Milk Products (common shareholders)
For the common shareholders of Snow Brand Milk Products, in regard to the common shares owned in Snow Brand Milk Products, in order to exercise the stock purchase claim rights of shareholders provided for in Article 806 of the Corporation Law against Snow Brand Milk Products, the shareholders must provide notice of their objection to the Share Transfer Plan to Snow Brand Milk Products in advance of the ordinary general meeting of shareholders which was held on June 24, 2009, and must object to the Share Transfer Plan at that ordinary general meeting of shareholders. The stock purchase claim rights of shareholders must be exercised by disclosing the number of shares relating to such stock purchase claim within 20 days from the day of the individual notice made under Article 806, paragraph 3 of the Corporation Law or the public notice under Article 806, paragraph 4, which is made within 2 weeks of the resolution date at the general meeting of shareholders (June 24, 2009).
Nippon Milk Community (common shareholders)
For the common shareholders of Nippon Milk Community, in regard to the common shares owned in Nippon Milk Community, in order to exercise the stock purchase claim rights of shareholders provided for in Article 806 of the Corporation Law against Nippon Milk Community, the common shareholders must provide notice of their objection to the Share Transfer Plan to Nippon Milk Community in advance of the ordinary general meeting of shareholders and class shareholders meeting (common shareholders meeting) which was held on June 24, 2009, and must object to the Share Transfer Plan at both the ordinary general meeting of shareholders and the class shareholders meeting (common shareholders meeting). The stock purchase claim rights of shareholders must be exercised by disclosing the number of shares relating to such stock purchase claim within 20 days from the day of the individual notice made under Article 806, paragraph 3 of the Corporation Law or the public notice under Article 806, paragraph 4, which is made within 2 weeks of the resolution date at the general meeting of shareholders (June 24, 2009).
Nippon Milk Community (Class A Shareholders)
For the Class A Shareholders of Nippon Milk Community, in regard to the Class A class shares owned in Nippon Milk Community, in order to exercise the stock purchase claim rights of shareholders provided for in Article 806 of the Corporation Law against Nippon Milk Community, the Class A Shareholders must provide notice of their objection to the Share Transfer Plan to Nippon Milk Community in advance of the ordinary general meeting of shareholders and class shareholders meeting (Class A shareholders meeting) which was held on June 24, 2009, and must object to the Share Transfer Plan at that class shareholders meeting (Class A shareholders meeting). The stock purchase claim rights of shareholders must be exercised by disclosing the number of shares relating to such stock purchase claim within 20 days from the day of the individual notice made under Article 806, paragraph 3 of the Corporation Law or the public notice under Article 806, paragraph 4, which is made within 2 weeks of the resolution date at the general meeting of shareholders (June 24, 2009).

II. Integrated Financial Information
     2. MEGMILK SNOW BRAND after the Completion of the Organizational Restructuring
(Before Amendment)
     As noted above, there is no financial information for the Company as of the date of this Registration Statement. However, in regard to Snow Brand Milk Products and Nippon Milk Community, the total of “Sales”, “Ordinary Income” and “Current Net Income”, which are the material management indices, etc., as of March 2008,, are below. Further, in regard to the figures below, please note that the figures below are no more than simply totaled figures and are listed here without an audit certificate from an auditor. In addition, with the exception of the Sales, Income and Net Income indices, there was difficulty in simply totaling the numbers, and, because there was a possibility that simply totaling the numbers could mislead investors, the totaling was not carried out.

(million yen)
Sales	506,448

Ordinary Income	12,161

Current Net Income	8,985

(Note)	In regard to the figures used for the total, the consolidated balance sheets for the March 2008 period of Snow Brand Milk Products and the non-consolidated balance sheets for the March 2008 period of Nippon Milk Community were used.
(After Amendment)
     As noted above, there is no financial information for the Company as of the date of this Registration Statement. However, in regard to Snow Brand Milk Products and Nippon Milk Community, the total of “Sales”, “Ordinary Income” and “Current Net Income”, which are the material management indices, etc., as of March 2009, are below. Further, in regard to the figures below, please note that the figures below are no more than simply totaled figures and are listed here without an audit certificate from an auditor. In addition, with the exception of the Sales, Income and Net Income indices, there was difficulty in simply totaling the numbers, and, because there was a possibility that simply totaling the numbers could mislead investors, the totaling was not carried out.

(million yen)
Sales	514,527

Ordinary Income	14,082

Current Net Income	9,745

(Note)	In regard to the figures used for the total, the consolidated balance sheets for the March 2009 period of Snow Brand Milk Products and the non-consolidated balance sheets for the March 2009 period of Nippon Milk Community were used.

3.	Subject Company of the Organizational Restructuring (Nippon Milk Community and Snow Brand Milk Products)
(Before Amendment)
In regard to the material management indices, etc., as of March 2008, related to Snow Brand Milk Products and Nippon Milk Community, which will become wholly owned subsidiaries of the Company, each of those figures are as follows.

Snow Brand Milk Products
          Changes in Material Management Indices, etc. (consolidated)

Business Period		54th Period	55th Period	56th Period	57th Period	58th Period
Fiscal Year End Month		March 2004	March 2005	March 2006	March 2007	March 2008
Sales	(million yen)	318,122	283,403	280,057	277,344	286,958
Ordinary Income	(million yen)	3,332	6,685	9,142	10,656	9,600
Current Net Income	(million yen)	1,424	6,947	7,124	7,383	6,972
Net Assets	(million yen)	36,830	43,995	52,269	72,729	68,663
Total Assets	(million yen)	259,373	213,834	208,376	204,658	202,431
Net Assets Per Share	(yen)	73.56	104.52	139.75	186.07	211.29
Current Net Income	(yen)	6.18	30.24	30.79	27.57	23.70
Current Net Income After Dilution	(yen)	4.02	19.65	20.35	22.70	21.65
Capital to Asset Ratio	(%)	14.2	20.6	25.1	29.1	32.5
Return on Equity	(%)	4.0	17.2	14.8	13.2	11.1
Price-Earnings Ratio	(Multiplier)	54.0	11.7	15.6	16.5	12.3
Cash Flow From Operating Activities	(million yen)	3,088	337	12,829	11,484	14,008
Cash Flow From Investment Activities	(million yen)	(2,235)	8,100	(1,969)	(4,078)	(11,802)
Cash Flow From Financing Activities	(million yen)	(3,717)	(10,591)	(7,134)	(13,018)	(3,087)
Net Decrease in Cash and Cash Equivalents Ending Balance	(million yen)	11,547	9,423	13,104	7,448	6,536
Number of Employees (Average Number of Outside, Temporary Employees)		3,827 (4,075)	2,870 (2,282)	2,763 (2,156)	2,682 (2,137)	2,644 (2,079)
(Note) 1. The sales figures above do not include consumption tax.
         2. In connection with a debt-for-equity swap Snow Brand Milk Products effectuated on March 18, 2003, 20,000,000,000 yen in debt was exchanged for issuance of preferred shares (Class A, Class B and Class C). In the 54th and 55th Business Periods, for the calculation of the amount of net assets per share the amount above (20,000,000,000 yen) was substracted from the total amount of net assets. Also, on January 20, 2006 Snow Brand Milk Products effectuated a mandatory cancellation of a part of the preferred shares in exchange for compensation. In the 56th and 57th Business Periods, for the calculation of the amount of net assets per share, 9,500,000,000 yen (Class C preferred shares) was subtracted from the total amount of net assets. One portion of the Class C preferred shares were cancelled on August 22, 2007 and in the 58th Business Period, for the calculation of the amount of net assets per share, 1,900,000,000 yen was substracted from the total amount of net assets.
          3. On December 16, 2005, Snow Brand Milk Products effectuated an issurance of 15,000,000,000 worth of preferred shares and in order for those shares to be converted to common shares, for the calculation of the amount of net assets per share for the 56th Business Period, 8,726,628,000 yen was substracted from the total amount of net assets.
          4. For calculation of the amount of net assets per share as well as the calculation of current net income per share for the 57th Business Period, 214,985,000 yen in Class C preferred share dividends was subtracted from the net assets and current net income.
          5. For calculation of the amount of net assets per share as well as the calculation of current net income per share for the 58th Business Period, 52,972,000 yen in Class C preferred share dividends was subtracted from the net assets and current net income.
          6. For calculation of the amount of net assets, from the fiscal year ended in March 2007 business period the “Accounting Standards regarding Disclosure of Net Assets on Balance Sheets” (Corporate Accounting Standards, Article 5) as well as “Applicable Guidelines for Accounting Standards regarding Disclosure of Net Assets on Balance Sheets” (Corporate Accounting Standards, Applicable Guidelines, Article 8) were applied.
Nippon Milk Community
     Changes in Material Management Indices, etc. (non-consolidated)

Business Period		2nd Period	3rd Period	4th Period	5th Period	6th Period
Fiscal Year End Month		March 2004	March 2005	March 2006	March 2007	March 2008
Sales	(million yen)	220,737	226,156	221,533	219,552	219,489
Net Income	(million yen)	(13,878)	2,339	4,147	3,069	2,561
Current Net Income	(million yen)	(17,376)	1,089	6,759	3,839	2,012
Return on Investment Applying Equity Method	(million yen)	10	104	194	169	190
Capital	(million yen)	14,188	14,188	14,188	14,188	14,188
Number of Issued				Common shares	Common shares	Common shares
Shares				10,500	10,500	10,500
		Common shares	Common shares	Class A class shares	Class A class shares	Class A class shares
	(Shares)	10,500	10,500	10,000	10,000	10,000
Net Assets	(million yen)	(7,059)	(6,220)	21,160	24,554	26,101
Total Assets	(million yen)	112,951	106,299	107,815	113,047	109,445
Net Assets Per				Common shares	Common shares	Common shares
Share				693.77	805.06	855.78
				Class A class shares	Class A class shares	Class A class shares
	(yen)	(672.37)	(592.44)	1,387.54	1,610.11	1,711.56

Business Period		2nd Period	3rd Period	4th Period	5th Period	6th Period
Fiscal Year End Month		March 2004	March 2005	March 2006	March 2007	March 2008
Dividend Per Share		—	—	—	—	—
(Interim Dividend Per Share)	(yen)	(—)	(—)	( —)	(—)	(—)
Current Net Income				Common shares	Common shares	Common shares
Per Share				498.19	125.90	65.98
				Class A class shares	Class A class shares	Class A class shares
	(yen)	(1,654.92)	103.79	996.37	251.79	131.96
Current Net Income After Dilution	(yen)	—	—	—	—	—
Capital to Asset Ratio	(%)	(6.25)	(5.85)	19.63	21.72	23.85
Return on Equity	(%)	—	—	90.49	16.80	7.95
Price Earnings Ratio	(Multiplier)	—	—	—	—	—
Payout Ratio	(%)	—	—	—	—	—
Cash Flow From Operating Activities	(million yen)	(10,318)	10,145	9,522	9,517	9,500
Cash Flow From Investment Activities	(million yen)	(4,050)	(15)	(4,060)	(7,501)	(4,011)
Cash Flow From Financing Activities	(million yen)	14,124	(10,097)	(5,390)	(2,120)	(5,670)
Net Decrease in Cash and Cash Equivalents Ending Balance	(million yen)	634	667	739	635	453
Number of Employees (Average Number of Temporary Employees)		1,969 (529)	1,866 (516)	1,779 (489)	1,694 (549)	1,705 (662)
(Note)	1.	Because Nippon Milk Community has not prepared consolidated financial statements, there are no material management indices, etc., for the consolidated fiscal year.

	2.	The 2nd, 3rd, 4th and 5th Business Periods of Nippon Milk Community were not subject to an audit based on the provisions of the old Securities and Exchange Act of Japan. Also, the 6th Business Period was not subject to an audit based on the provisions of the Financial Instruments and Exchange Law.

	3.	Sales figures do not include consumption tax.

	4.	In regard to the current net income per share after dilution, because no residual securities existed in the 2nd and 3rd Business Periods those numbers were not included. Also, for the 4th, 5th and 6th Business Periods, because no such residual securities with diluting effects existed, those numbers were not included.

	5.	In regard to the return on equity for the 2nd and 3rd Business Periods, because the net assets were negative at the time of calculation those numbers were not included.

	6.	In regard to the price earnings ratio, because this is an unlisted company those figures are not displayed.

(After Amendment)
In regard to the material management indices, etc., as of March 2009, related to Snow Brand Milk Products and Nippon Milk Community, which will become wholly owned subsidiaries of the Company, each of those figures are as follows.

Snow Brand Milk Products
          Changes in Material Management Indices, etc. (consolidated)

Business Period		55th Period	56th Period	57th Period	58th Period	59th Period
Fiscal Year End Month		March 2005	March 2006	March 2007	March 2008	March 2009
Sales	(million yen)	283,403	280,057	277,344	286,958	294,657
Ordinary Income	(million yen)	6,685	9,142	10,656	9,600	12,638
Current Net Income	(million yen)	6,947	7,124	7,383	6,972	7,850
Net Assets	(million yen)	43,995	52,269	72,729	68,663	70,040
Total Assets	(million yen)	213,834	208,376	204,658	202,431	203,780
Net Assets Per Share	(yen)	104.52	139.75	186.07	211.29	225.02
Current Net Income	(yen)	30.24	30.79	27.57	23.70	26.02
Current Net Income After Dilution	(yen)	19.65	20.35	22.70	21.65	—
Capital to Asset Ratio	(%)	20.6	25.1	29.1	32.5	33.3
Return on Equity	(%)	17.2	14.8	13.2	11.1	11.7
Price-Earnings Ratio	(Multiplier)	11.7	15.6	16.5	12.3	10.4
Cash Flow From Operating Activities	(million yen)	337	12,829	11,484	14,008	11,118
Cash Flow From Investment Activities	(million yen)	8,100	(1,969)	(4,078)	(11,802)	(9,097)
Cash Flow From Financing Activities	(million yen)	(10,591)	(7,134)	(13,018)	(3,087)	(1,416)
Net Decrease in Cash and Cash Equivalents Ending Balance	(million yen)	9,423	13,104	7,448	6,536	6,953
Number of Employees (Average Number of Outside, Temporary Employees)		2,870 (2,282)	2,763 (2,156)	2,682 (2,137)	2,644 (2,079)	2,679 (2,058)
(Note) 1. The sales figures above do not include consumption tax.
         2. In connection with a debt-for-equity swap Snow Brand Milk Products effectuated on March 18, 2003, 20,000,000,000 yen in debt was exchanged for issuance of preferred shares (Class A, Class B and Class C). In the 55th Business Period, for the calculation of the amount of net assets per share the amount above (20,000,000,000 yen) was substracted from the total amount of net assets. Also, on January 20, 2006 Snow Brand Milk Products effectuated a mandatory cancellation of a part of the preferred shares in exchange for compensation. In the 56th and 57th Business Periods, for the calculation of the amount of net assets per share, 9,500,000,000 yen (Class C preferred shares) was subtracted from the total amount of net assets. One portion of the Class C preferred shares were cancelled on August 22, 2007 and in the 58th Business Period, for the calculation of the amount of net assets per share, 1,900,000,000 yen was substracted from the total amount of net assets.
          3. On December 16, 2005, Snow Brand Milk Products effectuated an issurance of 15,000,000,000 worth of preferred shares and in order for those shares to be converted to common shares, for the calculation of the amount of net assets per share for the 56th Business Period, 8,726,628,000 yen was substracted from the total amount of net assets.
          4. For calculation of the amount of net assets per share as well as the calculation of current net income per share for the 57th Business Period, 214,985,000 yen in Class C preferred share dividends was subtracted from the net assets and current net income.
          5. For calculation of the amount of net assets per share as well as the calculation of current net income per share for the 58th Business Period, 52,972,000 yen in Class C preferred share dividends was subtracted from the net assets and current net income.
          6. For calculation of the amount of net assets, from the fiscal year ended in March 2007 business period the “Accounting Standards regarding Disclosure of Net Assets on Balance Sheets” (Corporate Accounting Standards, Article 5) as well as “Applicable Guidelines for Accounting Standards regarding Disclosure of Net Assets on Balance Sheets” (Corporate Accounting Standards, Applicable Guidelines, Article 8) were applied.
          7. On June 26, 2008, the cancellation of 1,900,000 Class C preferred shares was effectuated. As a result, there have been no residual securities with diluting effects existed since 59th period, there is no figure listed for Current Net Income After Dilution.
Nippon Milk Community
     Changes in Material Management Indices, etc. (non-consolidated)

Business Period		3rd Period	4th Period	5th Period	6th Period	7th Period
Fiscal Year End Month		March 2004	March 2005	March 2006	March 2007	March 2008
Sales	(million yen)	226,156	221,533	219,552	219,489	219,869
Net Income	(million yen)	2,339	4,147	3,069	2,561	1,443
Current Net Income	(million yen)	1,089	6,759	3,839	2,012	1,895
Return on Investment Applying Equity Method	(million yen)	104	194	169	190	191
Capital	(million yen)	14,188	14,188	14,188	14,188	14,188
Number of Issued			Common shares	Common shares	Common shares	Common shares
Shares			10,500	10,500	10,500	10,500
		Common shares	Class A class shares	Class A class shares	Class A class shares	Class A class shares
	(Shares)	10,500	10,000	10,000	10,000	10,000
Net Assets	(million yen)	(6,220)	21,160	24,554	26,101	27,729
Total Assets	(million yen)	106,299	107,815	113,047	109,445	107,317
Net Assets Per			Common shares	Common shares	Common shares	Common shares
Share			693.77	805.06	855.78	909.17
			Class A class shares	Class A class shares	Class A class shares	Class A class shares
	(yen)	(592.44)	1,387.54	1,610.11	1,711.56	1818.34

Business Period		3rd Period	4th Period	5th Period	6th Period	7th Period
Fiscal Year End Month		March 2004	March 2005	March 2006	March 2007	March 2008
Dividend Per Share		—	—	—	—	—
(Interim Dividend Per Share)	(yen)	(—)	(—)	(—)	(—)	(—)
Current Net Income			Common shares	Common shares	Common shares	Common shares
Per Share			498.19	125.90	65.98	62.14
			Class A class shares	Class A class shares	Class A class shares	Class A class shares
	(yen)	103.79	996.37	251.79	131.96	124.28
Current Net Income After Dilution	(yen)	—	—	—	—	—
Capital to Asset Ratio	(%)	(5.85)	19.63	21.72	23.85	25.84
Return on Equity	(%)	—	90.49	16.80	7.95	7.04
Price Earnings Ratio	(Multiplier)	—	—	—	—	—
Payout Ratio	(%)	—	—	—	—	—
Cash Flow From Operating Activities	(million yen)	10,145	9,522	9,517	9,500	7,217
Cash Flow From Investment Activities	(million yen)	(15)	(4,060)	(7,501)	(4,011)	(172)
Cash Flow From Financing Activities	(million yen)	(10,097)	(5,390)	(2,120)	(5,670)	(7,301)
Net Decrease in Cash and Cash Equivalents Ending Balance	(million yen)	667	739	635	453	197
Number of Employees (Average Number of Temporary Employees)		1,866 (516)	1,779 (489)	1,694 (549)	1,705 (662)	1,775 (718)
(Note)	1.	Because Nippon Milk Community has not prepared consolidated financial statements, there are no material management indices, etc., for the consolidated fiscal year.

	2.	The 3rd, 4th and 5th Business Periods of Nippon Milk Community were not subject to an audit based on the provisions of the old Securities and Exchange Act of Japan. Also, the 6th and 7th Business Periods were not subject to an audit based on the provisions of the Financial Instruments and Exchange Law.

	3.	Sales figures do not include consumption tax.

	4.	In regard to the current net income per share after dilution, because no residual securities existed in the 3rd Business Period those numbers were not included. Also, for the 4th, 5th, 6th and 7th Business Periods, because no such residual securities with diluting effects existed, those numbers were not included.

	5.	In regard to the return on equity for the 3rd Business Period, because the net assets were negative at the time of calculation those numbers were not included.

	6.	In regard to the price earnings ratio, because this is an unlisted company those figures are not displayed.

Part III. Corporate Information
I. Details of the Corporation
2. [History of MEGMILK SNOW BRAND]
(Before Amendment)

January 27, 2009	Snow Brand Milk Products and Nippon Milk Community execute an integration agreement for the business integration of both companies with approval from the boards of directors.

April 9, 2009	Snow Brand Milk Products and Nippon Milk Community, with approval from the boards of directors and premised on approval at shareholders meetings, prepare the Share Transfer Plan.

June 24, 2009 (Scheduled)	Snow Brand Milk Products and Nippon Milk Community, at an ordinary general meeting of shareholders as well at a class shareholders meeting for Nippon Milk Community (common shareholders meeting and Class A shareholders meeting), plan to resolve to incorporate the Company through a joint share transfer and make both companies wholly owned subsidiaries of the Company.

October 1, 2009 (Scheduled)	Snow Brand Milk Products and Nippon Milk Community plan to incorporate the Company through the joint share transfer method. The Company’s common stock is planned to be listed on the Tokyo Stock Exchange and the Sapporo Securities Exchange.
In regard to Snow Brand Milk Products history, please refer to the annual securities report (submitted June 27, 2008). Nippon Milk Community’s history is as follows.
(Omitted)
(After Amendment)

January 27, 2009	Snow Brand Milk Products and Nippon Milk Community execute an integration agreement for the business integration of both companies with approval from the boards of directors.

April 9, 2009	Snow Brand Milk Products and Nippon Milk Community, with approval from the boards of directors and premised on approval at shareholders meetings, prepare the Share Transfer Plan.

June 24, 2009	Snow Brand Milk Products and Nippon Milk Community, at an ordinary general meeting of shareholders as well at a class shareholders meeting for Nippon Milk Community (common shareholders meeting and Class A shareholders meeting), resolved to incorporate the Company through a joint share transfer and make both companies wholly owned subsidiaries of the Company.

October 1, 2009 (Scheduled)	Snow Brand Milk Products and Nippon Milk Community plan to incorporate the Company through the joint share transfer method. The Company’s common stock is planned to be listed on the Tokyo Stock Exchange and the Sapporo Securities Exchange.
In regard to Snow Brand Milk Products history, please refer to the annual securities report (submitted June 25, 2009). Nippon Milk Community’s history is as follows.
(Omitted)

3. [Details of the Business of MEGMILK SNOW BRAND]
(Before Amendment)
The Company plans to manage the subsidiaries and group companies which will carry out the manufacturing and sales of market milk, dairy and processed foods, seed and feed, etc., businesses and will carry out businesses related or incidental to managing those companies. Further, the details of the business of Snow Brand Milk Products at the end of its recent fiscal year (March 31, 2008) and the business of Nippon Milk Community at the end of its recent fiscal year (March 31, 2009), both of which will become wholly owned subsidiaries of the Company, are as follows.
Snow Brand Milk Products
     As for the Snow Brand Milk Products group, it is comprised of Snow Brand Milk Products, 26 subsidiaries and 15 affiliated companies, the related types of business segments are as follows.
(1) Food Products Business
     There are eight consolidated companies involved in this business, which is engaged in the manufacture and sale of dairy and processed foods. Dairy and food products are manufactured mainly by Snow Brand Milk Products and Bean Stock Snow Co., Ltd. (consolidated subsidiary), and distributed mainly by Snow Brand Milk Products, Bean Stock Snow Co., Ltd. (consolidated subsidiary) and SI System Corporation (consolidated subsidiary).
(2) Seed and Animal Feed Business
     There are two consolidated companies involved in this business, which is engaged in the manufacture and sale of feed and seeds for grass and feeder crop, etc. The manufacture and sale of feed and seeds for grass and feeder crop are conducted mainly by Snow Seed Co., Ltd.
(3) Other Businesses
     There are eight consolidated companies involved in other businesses, which are engaged in joint delivery center business, manufacture and sales of raw materials and management of restaurants and food stands. SI System Corporation (consolidated subsidiary) is mainly involved in the joint delivery center business. Cresco, Ltd. (consolidated subsidiary) is mainly involved in the manufacture and sales of raw materials. Snow Brand Parlor Co., Ltd. is mainly involved in the management of restaurant and food stands.
(Omitted)
(After Amendment)
The Company plans to manage the subsidiaries and group companies which will carry out the manufacturing and sales of market milk, dairy and processed foods, seed and feed, etc., businesses and will carry out businesses related or incidental to managing those companies. Further, the details of the business of Snow Brand Milk Products at the end of its recent fiscal year (March 31, 2009) and the business of Nippon Milk Community at the end of its recent fiscal year (March 31, 2009), both of which will become wholly owned subsidiaries of the Company, are as follows.

Snow Brand Milk Products
     As for the Snow Brand Milk Products group, it is comprised of Snow Brand Milk Products, 25 subsidiaries and 15 affiliated companies, the related types of business segments are as follows.
(1) Food Products Business
     There are eight consolidated companies involved in this business, which is engaged in the manufacture and sale of dairy and processed foods. Dairy and food products are manufactured mainly by Snow Brand Milk Products and Bean Stock Snow Co., Ltd. (consolidated subsidiary), and distributed mainly by Snow Brand Milk Products, Bean Stock Snow Co., Ltd. (consolidated subsidiary) and SI System Corporation (consolidated subsidiary).
(2) Seed and Animal Feed Business
     There are two consolidated companies involved in this business, which is engaged in the manufacture and sale of feed and seeds for grass and feeder crop, etc. The manufacture and sale of feed and seeds for grass and feeder crop are conducted mainly by Snow Seed Co., Ltd.
(3) Other Businesses
     There are seven consolidated companies involved in other businesses, which are engaged in joint delivery center business, manufacture and sales of raw materials and management of restaurants and food stands. SI System Corporation (consolidated subsidiary) is mainly involved in the joint delivery center business. Cresco, Ltd. (consolidated subsidiary) is mainly involved in the manufacture and sales of raw materials. Snow Brand Parlor Co., Ltd. is mainly involved in the management of restaurant and food stands.
(Omitted)

II. Description of Business
1. [Summary of Business Results]
(Before Amendment)
The Company is newly incorporated and there are no business results to report.
Further, in regard to the business results of Snow Brand Milk Products, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 27, 2008). In regard to the business results of Nippon Milk Community, which will become a wholly owned subsidiary of the Company, there is no securities report prepared and therefore there is no outline of business results, etc., which should be used for reference.
(After Amendment)
The Company is newly incorporated and there are no business results to report.
Further, in regard to the business results of Snow Brand Milk Products, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 25, 2009). In regard to the business results of Nippon Milk Community, which will become a wholly owned subsidiary of the Company, there is no securities report prepared and therefore there is no outline of business results, etc., which should be used for reference.
2. [Production, Received Orders and Sales]
(Before Amendment)
The Company is newly incorporate and there is no item to report.
Further, in regard to the production, orders and sales of Snow Brand Milk Products, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 27, 2008) as well as the quarterly reports (filed August 11, 2008, November 13, 2008 and February 12, 2009). In regard to Nippon Milk Community, which will become a wholly owned subsidiary of the Company, there is no securities report prepared and therefore there is nothing to refer to regarding production, orders and sales.
(After Amendment)
The Company is newly incorporate and there is no item to report.
Further, in regard to the production, orders and sales of Snow Brand Milk Products, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 25, 2009). In regard to Nippon Milk Community, which will become a wholly owned subsidiary of the Company, there is no securities report prepared and therefore there is nothing to refer to regarding production, orders and sales.

5. [Material Contracts with Respect to Corporate Management]
(Before Amendment)
The Company is newly incorporated and there is no such item.
Further, in regard to the material contracts of Snow Brand Milk Products, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 27, 2008) as well as the quarterly reports (filed August 11, 2008, November 13, 2008 and February 12, 2009). In regard to Nippon Milk Community, which will become a wholly owned subsidiary of the Company, there are no material managerial agreements, etc., worthy of special mention.
In addition, in regard to the plan, purpose and conditions of the share transfer, please refer to “Part II. Organizational Restructuring (Tender Offer under the Financial Instruments and Exchange Law of Japan) I. Summary of Organizational Restructuring (Tender Offer)”
(After Amendment)
The Company is newly incorporated and there is no such item.
Further, in regard to the material contracts of Snow Brand Milk Products, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 25, 2009). In regard to Nippon Milk Community, which will become a wholly owned subsidiary of the Company, there are no material managerial agreements, etc., worthy of special mention.
In addition, in regard to the plan, purpose and conditions of the share transfer, please refer to “Part II. Organizational Restructuring (Tender Offer under the Financial Instruments and Exchange Law of Japan) I. Summary of Organizational Restructuring (Tender Offer)”
6. [Research and Development Activities]
(Before Amendment)
The Company is newly incorporated and there is no such item.
Further, in regard to the research and development activities of Snow Brand Milk Products, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 27, 2008). In regard to Nippon Milk Community, which will become a wholly owned subsidiary of the Company, the information regarding research and development activities is as follows.
(Omitted)
(After Amendment)
The Company is newly incorporated and there is no such item.
Further, in regard to the research and development activities of Snow Brand Milk Products, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 25, 2009). In regard to Nippon Milk Community, which will become a wholly owned subsidiary of the Company, the information regarding research and development activities is as follows.

(Omitted)
7. [Analysis of Financial Conditions and Operating Results]
(Before Amendment)
The Company is newly incorporated and there is no such item.
Further, in regard to the analysis of financial conditions and operating results of Snow Brand Milk Products, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 27, 2008) as well as the quarterly reports (filed August 11, 2008, November 13, 2008 and February 12, 2009). In regard to Nippon Milk Community, which will become a wholly owned subsidiary of the Company, there is no securities report prepared and therefore there is nothing to refer to regarding an analysis of financial conditions and operating results.
(After Amendment)
The Company is newly incorporated and there is no such item.
Further, in regard to the analysis of financial conditions and operating results of Snow Brand Milk Products, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 25, 2009). In regard to Nippon Milk Community, which will become a wholly owned subsidiary of the Company, there is no securities report prepared and therefore there is nothing to refer to regarding an analysis of financial conditions and operating results.

III. Description of Facilities
1. [Summary of Capital Expenditures]
(Before Amendment)
(1) The Company
     Because the Company is newly established there is no information available with respect to capital expenditures.
(2) Consolidated Subsidiaries
     For a summary of capital expenditures of the Snow Brand Milk Products group, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 27, 2008).
(Omitted)
(After Amendment)
(1) The Company
     Because the Company is newly established there is no information available with respect to capital expenditures.
(2) Consolidated Subsidiaries
     For a summary of capital expenditures of the Snow Brand Milk Products group, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 25, 2009).
(Omitted)
2. [Description of Principal Facilities]
(Before Amendment)
(1) The Company
     Because the Company is newly established there is no information available with respect to capital expenditures.
(2) Consolidated subsidiaries
     In regard to the statues of material facilities of the Snow Brand Milk Products group, please refer to the securities report (filed June 27, 2008) as well as the quarterly reports (filed August 11, 2008, November 13, 2008 and February 12, 2009).
(Omitted)

(After Amendment)
(1) The Company
     Because the Company is newly established there is no information available with respect to capital expenditures.
(2) Consolidated subsidiaries
     In regard to the statues of material facilities of the Snow Brand Milk Products group, please refer to the securities report (filed June 25, 2009).
(Omitted)
3. [Plans to Construct/Remove Facilities]
(Before Amendment)
(1) The Company
     Because the Company is newly established there is no information available with respect to plans to construct/remove facilities.
(2) Consolidated subsidiaries
     In regard to the plans for establishment and retirement, etc., of facilities of the Snow Brand Milk Products group, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 27, 2008) and the quarterly reports (filed August 11, 2008, November 13, 2008 and February 12, 2009).
(Omitted)
(After Amendment)
(1) The Company
     Because the Company is newly established there is no information available with respect to plans to construct/remove facilities.
(2) Consolidated subsidiaries
     In regard to the plans for establishment and retirement, etc., of facilities of the Snow Brand Milk Products group, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 25, 2009).
(Omitted)

V. [Description of Accounts]
(Before Amendment)
The Company is newly incorporated. Since the Company is incorporated as planned on October 1, 2009 in accordance with the share transfer procedures of the Companies Act, there is no fiscal year as of the date of filing of this Registration Statement and there are no items relating to the financial condition.
In regard to Snow Brand Milk Products, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 27, 2008) as well as the quarterly reports (filed August 11, 2008, November 23 and February 12).
In regard to Nippon Milk Community, which will become a wholly owned subsidiary of the Company, the company is not a securities report filing company and there are therefore no materials which should be disclosed in regard to its accounts.
(After Amendment)
The Company is newly incorporated. Since the Company is incorporated as planned on October 1, 2009 in accordance with the share transfer procedures of the Companies Act, there is no fiscal year as of the date of filing of this Registration Statement and there are no items relating to the financial condition.
In regard to Snow Brand Milk Products, which will become a wholly owned subsidiary of the Company, please refer to the securities report (filed June 25, 2009).
In regard to Nippon Milk Community, which will become a wholly owned subsidiary of the Company, the company is not a securities report filing company and there are therefore no materials which should be disclosed in regard to its accounts.

Part V. Information on Companies Subject to Organizational Restructuring
     Translation omitted.